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                                                                      EXHIBIT 21

                          SUBSIDIARIES OF AMETEK, INC.

                                                                                            PERCENTAGE OF  VOTING
NAME OF SUBSIDIARY AND NAME                            STATE OR OTHER JURISDICTION OF       SECURITIES OWNED BY ITS
UNDER WHICH IT DOES BUSINESS                           INCORPORATION OR ORGANIZATION           IMMEDIATE PARENT*
-------------------------------------------------      ------------------------------       -----------------------
Advanced Measurement Technology, Inc.                  Delaware                                       100%
AMELON, Inc.                                           Delaware                                       100%
   John Chatillon & Sons, Inc.                         New York                                       100%
AMETEK (Bermuda), Ltd.                                 Bermuda                                        100%
AMETEK (Canada), Ltd.                                  Canada                                         100%
AMETEK (FSC), Inc.                                     U.S. Virgin Islands                            100%
AMETEK IMTSA, S.A. de C.V.                             Mexico                                         100%
AMETEK Lamb Motores de Mexico, S.A. de C.V.            Mexico                                         100%
AMETEK Mexicana, S.A.                                  Mexico                                         100%
AMETEK Motors Holding, Inc.                            Delaware                                       100%
AMETEK Precision Instruments France SARL               France                                         100%
AMETEK Receivables Cop.                                Delaware                                       100%
AMETEK Thermal Systems, Inc.                           Delaware                                       100%
Chandler Instruments Company, L.L.C.                   Texas                                          100%
   Grabner Instruments Messtechnik GmbH                Austria                                        100%
   Petrolab, L.L.C.                                    Delaware                                       100%
Controls Holding Corporation                           Delaware                                       100%
   Patriot Sensors & Controls Corporation              Delaware                                       100%
      Nihon Drexelbrook KK                             Japan                                          100%
EDAX Inc.                                              Delaware                                       100%
   EDAX Japan K.K                                      Japan                                          100%
   EDAX B.V.                                           Netherlands                                    100%
EMA Corp.                                              Delaware                                       100%
   Amekai (BVI), Ltd.                                  British Virgin Islands                          50%
   AMETEK Do Brasil Ltda.                              Brazil                                         100%
   AMETEK Motors Hong Kong Ltd.                        Hong Kong                                      100%
   AMETEK Holdings B.V.                                Netherlands                                    100%
      AMETEK Denmark A/S                               Denmark                                        100%
      AMETEK Elektomotory s.r.o                        Czech Republic                                 100%
      AMETEK Italia S.r.l                              Italy                                          100%
      AMETEK Singapore Private Ltd.                    Singapore                                      100%
         Amekai Singapore Private Ltd.                 Singapore                                       50%
            Amekai Meter (Xiamen) Co., Ltd.            China                                          100%
         AmeKai Taiwan Co., Ltd.                       Taiwan                                          50%
         AMETEK Motors Asia Private Ltd.               Singapore                                      100%
            AMETEK Motors (Shanghai) Co., Ltd.         China                                          100%
   EMA Holdings UK Limited                             England                                        100%
      Airtechnology Holdings Limited                   England                                        100%
         Airtechnology Group Limited                   England                                        100%
            Aircontrol Technologies Limited            England                                        100%
            Airscrew Limited                           England                                        100%
               Airtechnology Pension Trustees Ltd.     England                                        100%
               Thermol Control Company Ltd.            England                                        100%
               Clifford Edwards Limited                England                                        100%
      AMETEK Holdings (UK) Ltd.                        England                                        100%
         Lloyd Instruments Ltd.                        England                                        100%
         Solartron France SARL                         France                                         100%
         Solartron Instruments Ltd.                    England                                        100%
            Solartron Instruments 1994 Ltd.            England                                        100%
      AMETEK Precision Instruments (UK) Ltd.           England                                        100%


      TH Acquisition Company Limited                   England
         Taylor Hobson Holdings Limited                England                                       100%
            Taylor Hobson Overseas Limited             England                                       100%
               AMETEK GmbH                             Germany                                        62%
               AMETEK SAS                              France                                       99.9%
               AMETEK S.r.l                            Italy                                         100%
                   SPECTRO Italia S.r.L.               Italy                                         100%
               Taylor Hobson K Inc.                    South Korea                                   100%
               Taylor Hobson KK                        Japan                                         100%
               Taylor Hobson Limited                   England                                       100%
                  Solartron Metrology Ltd.             England                                       100%
                    Solartron Deutschland GmbH         Germany                                       100%
                    Solartron Metrology 2001 Ltd.      England                                       100%
                      Solartron Metrology 1994 Ltd     England                                       100%
                  Taylor Hobson, Inc.                  Delaware                                      100%
                  Taylor Hobson Trustees Limited       England                                       100%
      SPECTRO Betelligungs GmbH                        Germany                                       100%
         Polycon Gesellschaft fuer Analysensysteme
           mbH                                         Germany                                       100%
         SPECTRO Analytical Instruments
           (Asia-Pacific) Ltd.                         Hong Kong                                     100%
         SPECTRO Analytical Instruments GmbH           Germany                                       100%
         SPECTRO Analytical Instruments
          GmbH & Co. KG                                Germany                                        99%
         SPECTRO Analytical Instruments, Inc.          Delaware                                      100%
         SPECTRO Analytical Instruments (Pty). Ltd.    South Africa                                  100%
         SPECTRO Analytical UK Limited                 England                                       100%
         SPECTRO BioNova GmbH (Dormant)                Germany                                       100%
         SPECTRO France SARL                           France                                        100%
HCC Industries, Inc.                                   Delaware                                      100%
      Glasseal Products, Inc.                          New Jersey                                    100%
         Sealtron Acquisition Corp.                    Delaware                                      100%
            Sealtron, Inc.                             Delaware                                      100%
      HCC Aegis, Inc.                                  Delaware                                      100%
      HCC Industries International                     California                                    100%
      HCC Machining Co., Inc.                          Delaware                                      100%
      Hermetic Seal Corporation                        Delaware                                      100%
         Norfolk Avon Realty Trust                     Massachusetts                                 100%
NCC Holdings, Inc.                                     Delaware                                      100%
      AMETEK National Controls Corporation             Delaware                                      100%
Prestolite Asia Ltd.                                   Korea                                          50%
Rotron Incorporated                                    New York                                      100%
Seiko EG&G Co. Ltd.                                    Japan                                          49%
Solidstate Controls, Inc.                              Delaware                                      100%
      HDR Power Systems, Inc.                          Delaware                                      100%
      Solidstate Controls, Inc. de Argentina S.R.L     Argentina                                    99.9%
      Solidstate Controls Mexico, S.A. de C.V.         Mexico                                       99.9%

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*     Exclusive of directors' qualifying shares and shares held by nominees as required by the laws of the jurisdiction of incorporation.